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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                       January 12, 2006 (January 5, 2006)


                                  AMICAS, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                      000-25311               59-2248411
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(State or other jurisdiction            (Commission            (IRS Employer
       of incorporation)                File Number)         Identification No.)


       20 Guest Street, Boston, MA                                 02135
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(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code: 617-779-7878


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 5, 2006, the Compensation Committee of the Board of Directors (the "Compensation Committee") of AMICAS, Inc. (the "Company") determined the 2006 salary and compensation for the Company's CEO and executive officers subject to the execution of modification agreements to the executive officers' employment agreements. Bonuses will be determined based upon the achievement of certain strategic and financial objectives. The following table sets forth a summary of the compensation for the CEO and the Company's named executive officers:

-----------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICER          TITLE                          2006 BASE      2006 TARGET CASH     OPTIONS TO BE
                                                           SALARY              BONUS             GRANTED
-----------------------------------------------------------------------------------------------------------
Stephen N. Kahane, MD      CEO                            $350,000            $250,000                  0
-----------------------------------------------------------------------------------------------------------
Peter A. McClennen         President & COO                $300,000            $150,000             80,000

-----------------------------------------------------------------------------------------------------------
Joseph D. Hill             Sr. VP & CFO                   $250,000            $125,000             50,000
-----------------------------------------------------------------------------------------------------------
Stephen Hicks              VP & General Counsel           $205,000            $ 95,000                  0
-----------------------------------------------------------------------------------------------------------






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AMICAS, INC.

                                   By: /s/ Stephen Hicks
                                       -----------------------------------------
                                       Name:  Stephen Hicks
                                       Title: Vice President and General Counsel



Date: January 12, 2006